Exhibit 99.1

Investor Presentation Investor Presentation July 2008 July 2008

2 Disclosure Statements Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-K for the fiscal year ended June 30, 2007 and Cano’s Form 10-Q for the fiscal quarter ended March 31, 2008 available from Cano by calling 877.698.0900. These forms also can be obtained from the SEC at www.sec.gov . PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2007 (Cano’s fiscal year end) of $70.47 per bbl and $6.40 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce.

3 • ~ 200 MMBOE of Resource Potential – Represents ~ 22% OOIP – leaving 50% OOIP in the ground – No exploration risk – Oily, long-lived assets • Stock Trading at Steep Discount to NAV / Share • Low Risk Organic Production Growth • Low Risk Technology – Improved EOR techniques have increased margins – Compelling 3-yr All-In F&D cost of $2.73 (FY 2005 – 2007) (a) • June equity raise reloaded revolver (~ $56 MM capacity) Investment Highlights Investment Highlights (a) Source: Coker & Palmer Investment Securities

4 Listing AMEX: CFW Senior Debt:($60 million Borrowing Base) $4.2 million Drawn Second Lien: ($25 million Borrowing Base) $15.0 Million Drawn Preferred Convertible Stock $44.5 million Shares outstanding (a) 47.3 million Market Cap (b) $378 million Pre-Tax PV-10 (c) $1,138 million Proved Reserves (c) 66.7 MMBOE % PUD (c) 83% % Oil (c) 64% Total Acreage 73,000 Areas of Operation TX Panhandle, Central TX, OK and NM (a) Includes 1.05 million shares from Canaccord Adams Greenshoe. Total diluted shares outstanding of 48.4 million (Excl. Pref). (b) Market Cap as of July 2008, based on stock price of $8.00 and 47.3 million shares outstanding. (c) June 30, 2007 Actual, based on SEC Price Deck of $70.47/Bbl and $6.40/Mcf. June 30, 2008 numbers under review by Miller & Lents. Cano Petroleum Cano Petroleum – Key Statistics Key Statistics

5 FY 2008 was a transition year for Cano as we aggressively built out our waterflood infrastructure •Historical focus - asset accumulation – Purchased Panhandle, Cato and Desdemona fields (each with secondary and tertiary potential) – Secured credit facilities •FY 2008 focus – infrastructure build-out / early development – Built facilities – Increased rig count – Applied proven technologies – Opened new formations – Secondary recovery •FY 2009 forward – asset exploitation / asset accumulation – Organically grow PDP > 20% per annum Company Strategy Company Strategy

6 Generic Waterflood Response Curve 2,000 1,500 1,000 500 0 Cum B0 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 P-90 P-50 P10  PVI Waterflood Response is a function of cumulative water injected (measured in Pore Volumes (PVI) • Each reservoir has a response range based on PVI (P-90,P-50,P-10) • Typically, initial reservoir responses are seen between 15 to 25 PVI • Typically, project confirmation is seen at 40 PVI • Actual Cumulative Production is plotted versus the calculated response curves to determine the relationship to: P-90 Proved, P-50 Probable and P-10 Possible Reserves *Typical Response * * * * * * * * * * * * * * * * * * * 1 Waterflooding 101

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Asset Profile

Three active new waterfloods - each with ASP potential
One current ASP pilot - three potential ASP waterfloods

Panhandle
Never Been Waterflooded
Current Waterflood and ASP Candidate

Nowata
Late Stage Waterflood
ASP Pilot in Progress

Davenport
Late Stage Waterflood
SP Candidate

Cato Field, NM
Never Been Waterflooded
Current Waterflood and CO-2 or ASP Candidate


NOWATA
PANHANDLE
CATO
DAVENPORT
PANTWIST
FT. WORTH
CORSICANA
DESDEMONA

Corsicana
Late Stage Waterflood
ASP Candidate

Pantwist
Never Been Waterflooded
Waterflood Candidate

Desdemona
Never Been Waterflooded
Current Waterflood and SP Candidate

WWW.CANOPETRO.COM • Amex: CFW
7

8 Proved Reserves by Project (a) Q3 2008 Production (a) Proved Reserves as of June 30, 2007. PV-10 based on SEC Price Deck for June 30, 2007 of $70.47/Bbl and $6.40/Mcf. FY FY ‘07 Proved Reserves and Production 07 Proved Reserves and Production 14% 53% 10% 18% 3% 2% Cato Panhandle Pantwist Desdemona Nowata Davenport 12% 39% 21% 7% 14% 6% Cato Panhandle Pantwist Desdemona Nowata Davenport

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Panhandle Regional Profile


Cano Leases
Analog Secondary Recovery Projects
Cockrell Ranch Waterflood
East Schafer Ranch Waterflood
Cockrell Ranch
Secondary Recovery Projects

East Schafer Ranch Analogy Waterflood (1966 – 1996)

- 2,100 acres
- 65 injectors / 70 producers
- Est. 15% OOIP recovered through waterflood
- Peak production @ ~ 2,000 bbl/d

Cockrell Ranch Unit Active Development (2007 - Present)

- 1,550 acres
- 62 injectors / 71 producers
- PUD Reserves booked at 8% of OOIP

- Analog recovery response model was developed based on the adjacent East Schafer Ranch Waterflood project

WWW.CANOPETRO.COM • Amex: CFW 9

10 Cockrell Ranch Response Cockrell Ranch Response 0.00 0.05 0.10 0.15 0.20 0.25 0 20 40 60 80 100 120 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 PVI Production, BOEPD Injection / Production Production, BOEPD PVI

11 Cockrell Ranch Waterflood Phase I Battery Cockrell Ranch Waterflood Phase I Battery

12 Cato 5 Cato 5-Year 20 Year 20-Acre Infill Program Acre Infill Program FY 2008 Program: FY 2008 Program: •Drilled 30 infill wells for waterflood pattern Drilled 30 infill wells for waterflood pattern •Complete waterflood production facilities Complete waterflood production facilities •Injection facilities procurement underway Injection facilities procurement underway FY 2009: FY 2009: •Initiate waterflood in Amoco Pilot area Initiate waterflood in Amoco Pilot area •Continue drilling infill wells south and west Continue drilling infill wells south and west to expand waterflood to expand waterflood FY 2010 FY 2010-2012 2012: •Waterflood the remainder of the field Waterflood the remainder of the field Total 20 Total 20-Acre Infill Wells ~ 200 Acre Infill Wells ~ 200 Cato Waterflood Development Cato Waterflood Development

13 Cato Performance Cato Performance 0 50 100 150 200 250 300 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Net BOEPD Base RTP New Drills & Sand Frac’s

14 Desdemona Prospect Desdemona Prospect • 92 MMBO OOIP • Recovered 24 MMBO during primary production (26%) • Never waterflooded • 20 MMBOE potential resource (10 MMBOE - Waterflood, 10 MMBOE – ASP Tertiary)

15 Central Battery A-647 -720 A-631 A-439A-587 A A-1903 A-378 A-1936 13 H HENDER SON & M G RR G E MOORE A-543 A-969 M MC KINNEY S R ROBINSON Eastland Co. Erath Co. 16-02 12-02 11-02 31-09 31-12 31-08 31-14 31-11 31-15 30-11 30-1 13-03 31-07 31-10 31-04 31-01 32-02 - 1050 - 1070 - 1090 - 1110 - 1130 - 1150 - 1170 - 1190 - 1210 - 1230 - 1250 - 1270 - 1290 - 1310 - 1330 - 1350 - 1370 - 1390 - 1410 - 1430 - 1450 - 1470 - 1490 - 1510 - 1530 - 1550 - 1570 - 1590 - 1610 - 1630 - 1650 - 1670 - 1690 - 1710 - 1730 - 1750 - 1770 - 1790 - 1810 - 1830 - 1850 - 1870 - 1890 Oil Cuts Seen Desdemona Hogtown-Moore Unit Waterflood Response Wells Gray Lime Sructure (CI = 10ft) FEET 0 500 1,000 1,500 ATTRIBUTE MAP Zone: BIG_ SALINE_ SAND - OIL_RESPONSE_FROM_FLOOD [AJK] IS PRESENT By: Kimble PETRA 2 /1 / 2008 4:31:46 PM •Cumulative injection roughly 1.0 MMBWI •Oil cut seen at 5 wells •Initial Production: • 10-20 BOPD • 5 MCFPD • 750 BWPD •Need more time for reservoir fill-up •Performing Reservoir Simulation/Modeling on remainder of the field Desdemona Waterflood Response Desdemona Waterflood Response

16 ASP Pilot Area • 58 MMBO OOIP • Recovered 12 MMBO primary production • Recovered 10 MMBO secondary production • Full start-up occurred 12/07 • Expect ASP response 12/08 • ~5 MMBOE Possible Resource Nowata ASP Pilot Nowata ASP Pilot

ASP Injection Pumps ASP Control Panel ASP Breaker Room Polymer Hydration Tanks 17 Nowata ASP Injection Plant Nowata ASP Injection Plant

18 • ~ 200 MMBOE of Resource Potential – Represents ~ 22% OOIP – leaving 50% OOIP in the ground – No exploration risk – Oily, long-lived assets • Stock Trading at Steep Discount to NAV / Share • Low Risk Organic Production Growth • Low Risk Technology – Improved EOR techniques have increased margins – Compelling 3-yr All-In F&D cost of $2.73 (FY 2005 – 2007) (a) • June equity raise reloaded revolver (~ $56 MM capacity) Investment Highlights Investment Highlights (a) Source: Coker & Palmer Investment Securities

© Cano Cano Petroleum Inc., 2008